UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2006

PREMIERE PUBLISHING GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	129977	11-3746201
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

386 Park Avenue South, 16th Floor

(Address of principal executive offices) (Zip Code)

(212) 481-1005

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	Unregistered Sales of Equity Securities

During the period from September 21, 2006 to October 18, 2006, the Company issued an aggregate of 1,329,027 shares of its common stock in connection with the conversion of $450,000 principal amount of its convertible promissory notes. The issuance of the common stock upon conversion of the notes was made in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended. The conversion was made without any forms of general solicitation or general advertising. No commission or other renumeration was paid directly or indirectly for soliciting these transactions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2006	By: PREMIERE PUBLISHING GROUP, INC. /s/ Michael Jacobson --------------------------------------- Michael Jacobson President